Acquisition and Other	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
Acquisition and Other
3. Acquisition and Other
Bowtie Life Insurance Company Limited
On July 15, 2025, we acquired an additional interest in Bowtie Life Insurance Company Limited ("Bowtie"), which increased our ownership interest, excluding dilution, by approximately 11% and resulted in a total ownership interest of 55.8%. Total consideration was cash of $55. Our previously held interest in Bowtie was remeasured to its fair value of $224, which resulted in a pre-tax gain of $176. The gain was recognized in Net investment income (loss) on the Consolidated Statements of Operations.

Bowtie is a Hong Kong-based virtual insurer with a prominent position in medical insurance, and forms part of our Asia business segment. The acquisition reinforces our long-term partnership with Bowtie, and is aligned with our strategy to enhance insurance accessibility.

The fair values of the identifiable assets and liabilities acquired were:

As at July 15, 2025
Intangible assets and Goodwill(1)	$448
Net assets	60
Deferred tax liabilities	(8)
Total identifiable net assets at fair value	500
Non-controlling interests(2)	(221)
Existing ownership interest remeasured to fair value	(224)
Total consideration	$55

(1)    Goodwill primarily reflects the expected growth of the business. Goodwill is not tax deductible.
(2) We have elected to measure NCI at fair value for this acquisition.

We have a contractual obligation to purchase existing equity from Bowtie's management, employees, and existing shareholders in 2026. A $14 liability, measured at fair value, was recognized in Other liabilities and offset by a reduction to Retained earnings.
Other
On December 17, 2025, we entered into an implementation agreement to increase our ownership interest in our existing joint ventures in Malaysia to a majority stake for cash consideration of approximately $240. The proposed transaction is subject to regulatory approvals and the satisfaction of certain conditions and is expected to be completed in late 2026.
On March 21, 2024, we sold a portion of our investment in Aditya Birla Sun Life AMC Limited. As a result of the disposition, our ownership interest was reduced by 6.3% and we generated gross proceeds of $136, which included a realized gain of approximately $98 (pre-tax). Subsequently on May 31, 2024, we completed the partial disposition through the sale of an additional 0.2% of ownership interest. After the disposition, we retained ownership of the listed entity of 30%.